Exhibit G-2.2

                                                                  POWERGEN PLC

    List of Every "Subsidiary Company," as Defined by the Public Utility Holding Company Act of 1935, As Amended ("PUHCA"),
                                                      of Powergen plc, and
                   The Basis for Retaining Each Subsidiary Company for Purposes of Section 11 of PUHCA (1)

                                           (A "Table of Notations" follows this chart.)

                                                            Parent's
                                                            Interest%
Name of Entity              Description of Business                      Incorporated           Basis for Retention
*Powergen UK Investments    Serves as a finance company       100%       England & Wales        See, e.g., Interstate Energy
  Ltd(a)                    for Powergen Group Holdings.                                        Corporation, HCAR No. 27069
                                                                                                (Aug. 26, 1999) ("Interstate
                                                                                                Energy") (authorizing
                                                                                                acquisition of financing
                                                                                                subsidiaries and intermediate
                                                                                                (holding company) subsidiaries
                                                                                                for acquiring, holding and
                                                                                                financing certain nonutility
                                                                                                subsidiaries, including FUCOs)

*Powergen Group Holdings    Will serve as a holding           100%       England & Wales        Powergen plc., HCAR No. 27291
 (unlimited company         company for Powergen UK                                             (Dec. 6, 2000); Interstate
 having share capital)      plc, a holding company for                                          Energy Corporation
                            Powergen's nonutility
                            investments and for
                            companies qualifying as
                            "foreign utility companies"
                            ("FUCOs"), as defined
                            under, and pursuant to,
                            Section 33 of PUHCA
                            [Currently dormant]

**Powergen Group            Serves as a finance company       100%       England & Wales        Interstate Energy Corporation,
  Investments Ltd(a)        for Powergen Group Holdings
                            and holding company for
                            various dormant and
                            non-trading subsidiaries
                            detailed below.

***Derek B Haigh Ltd        [Dormant]                         100%       England & Wales        N/A--Dormant



***East Midlands            [Dormant]                         100%       England & Wales        N/A--Dormant
   Electricity
   Distribution Ltd

***East Midlands            Staff share scheme trustee        100%       England & Wales        Powergen Order, The National
   Electricity Share        [Note:  It is Powergen's                                            Grid Group plc, HCAR No. 27154
   Scheme Trustees Ltd      intention to liquidate this                                         (Mar. 15, 2000) (retention of
                            company.]                                                           National Grid Group Quest
                                                                                                Trustees Limited, the trustee
                                                                                                company for National Grid's
                                                                                                qualifying employee share
                                                                                                ownership trust)

***East Midlands            [Dormant]                         100%       England & Wales        N/A--Dormant
   Electricity Supply
   Ltd

***East Midlands            [Dormant]                         100%       England & Wales        N/A--Dormant
   Telecommunications
   Ltd

***EMCO Ltd                 [Dormant]                         100%       England & Wales        N/A--Dormant

***EME Employment Co Ltd    [Dormant]                         100%       England & Wales        N/A--Dormant

***EME Employment Co (No.   [Dormant]                         100%       England & Wales        N/A--Dormant
   2) Ltd

***Furse Earthing and       [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)
   Lightning
   Protection Systems Ltd

***Furse Specialist         [Dormant]                         100%       England & Wales        N/A--Dormant
   Contracting Ltd

***Homepower Retail (EME)   [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)
   Ltd

***J Smith (Southern) Ltd   [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***M MacDonald & Co Ltd     [Dormant]                         100%       England & Wales        N/A--Dormant

***Padfield and Howes Ltd   [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***Powergen Directors Ltd   [Dormant]                         100%       England & Wales        Powergen Order, Interstate
                                                                                                Energy Corporation (authorizing
                                                                                                intermediate subsidiaries to
                                                                                                provide management,
                                                                                                administrative, project
                                                                                                development and operating
                                                                                                services to certain nonutility
                                                                                                subsidiaries, including FUCOs)

                                                                  2


***Powergen Secretaries     [Dormant]                         100%       England & Wales        Powergen Order.; Interstate
   Ltd                                                                                          Energy Company (authorizing
                                                                                                intermediate subsidiaries to
                                                                                                provide management,
                                                                                                administrative, project
                                                                                                development and operating
                                                                                                services to certain nonutility
                                                                                                subsidiaries, including FUCOs)

***Ransome Properties Ltd   [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***SGB (Steeplejacks) Ltd   [Dormant]                         100%       England & Wales        N/A--Dormant

***Statco Two Ltd           [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***Statco Three Ltd         [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***Statco Four Ltd          [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***Statco Five Ltd          [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***Statco Six Ltd           [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

***Statco Seven Ltd         [Dormant]                         100%       England & Wales        N/A--Dormant

***The Peerless             [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)
   Engineering Co Ltd

***The Santon               [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)
   (Steeplejack) Co Ltd

**Powergen International    Designated to  serve as           100%       England & Wales        Powergen Order., Interstate
  Holdings Ltd              holding company for                                                 Energy Corporation
                            Powergen's non-U.K.
                            international investments,
                            including nonutility
                            investments and companies
                            qualifying as FUCOs, but
                            currently dormant.

*Powergen UK Securities     Serves as finance company         100%       England & Wales        Interstate Energy Corporation
 (unlimited                 for Powergen plc.
 company having share
 capital)(a)

                                                                  3


*Powergen Share Scheme      Qualifying Employee Trust         100%       England & Wales        Powergen Order., The National
 Trustee                    Company                                                             Grid Group plc, HCAR No. 27154
 Limited                                                                                        (Mar. 15, 2000) (retention of
                                                                                                National Grid Group Quest
                                                                                                Trustees Limited, the trustee
                                                                                                company for National Grid's
                                                                                                qualifying employee share
                                                                                                ownership trust)

*Powergen US Holdings Ltd   Registered holding company        100%       England & Wales        Registered holding company

**Powergen US               Registered holding company        100%       England & Wales        Registered holding company
  Investments
  (unlimited company
  having share capital)

***Powergen Luxembourg      Registered holding company        100%       Luxembourg             Registered holding company
   Sarl

****Powergen Luxembourg     Registered holding company        100%       Luxembourg             Registered holding company
    Holding Sarl

*****Powergen US            Finance company                   100%       US (Delaware)          Powergen Order.
     Securities Ltd.

*****Powergen US            Registered holding company        100%       US (Delaware)          Registered holding company
     Investments Corp.

**Ergon US Investments      Serves as finance company         100%       England & Wales        Powergen Order.
  (unlimited company        for Powergen US Holdings
  having share capital)

***Powergen Luxembourg      Serves as a finance company       100%       Luxembourg             Powergen Order.
   Securities Sarl(a)       for Powergen US Holdings

**Powergen US Funding       Serves as a finance company       100%       US (Delaware)          Powergen Order.
  LLC(a)                    for Powergen plc.

*Powergen UK plc            Engaged in electric               100%       England & Wales        Qualifies as a "foreign utility
                            generation; Holding and                                             company" ("FUCO") as defined
                            financing company over                                              under, and pursuant to, Section
                            numerous subsidiaries,                                              33 of PUHCA
                            listed below, including
                            companies qualifying as
                            FUCOs


                                                                  4


**East Midlands             Holding company for East          100%       England & Wales        Powergen Order, Interstate Energy
  Electricity Gen           Midlands Electricity
  (Non Fossil) Ltd          Generation (IPG) Ltd and
                            East Midlands Electricity
                            Generation (Rugby) Ltd

***East Midlands            [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)
   Electricity Generation
   (IPG) Ltd

***East Midlands            [Dormant]                         100%       England & Wales        N/A--Dormant
   Electricity Generation
   (Rugby) Ltd

**Powergen (East            Holding and financing             100%       England & Wales        Powergen Order, Interstate Energy
  Midlands) Investments     company for Powergen Energy
  (unlimited company        plc, which company
  having share capital)     qualifies as a FUCO

**Powergen (East            Financing company for             100%       England & Wales        Powergen Order, Interstate Energy
  Midlands) Loan Notes      Powergen Energy plc, which
  (unlimited company        company qualifies as a FUCO
  having share Capital)

**Powergen Energy plc       [dormant company]                 100%       England & Wales        [N/A - Dormant]
  (f/k/a East Midlands
  Electricity Distribution
  plc)

***East Midlands            Holding company for East          100%       England & Wales        See, e.g., Interstate Energy
   Electricity              Midlands Electricity                                                Corporation, HCAR No. 27069
   Distribution             Distribution plc which                                              (Aug. 26, 1999) ("Interstate
   Holdings (unlimited      company qualifies as a FUCO                                         Energy") (authorizing
   company with share                                                                           acquisition of financing
   capital) (a)                                                                                 subsidiaries and intermediate
                                                                                                (holding company) subsidiaries
                                                                                                for acquiring, holding and
                                                                                                financing certain nonutility
                                                                                                subsidiaries, including FUCOs);
                                                                                                see also similar authority
                                                                                                granted in Powergen

****East Midlands           Engaged in electric               100%       England & Wales        Qualifies as a FUCO
    Electricity             distribution in U.K.
    Distribution            (qualifies as a FUCO)
    plc (f/k/a Powergen
    Energy plc)


                                                                  5


****East Midlands           Engaged in the installation       100%       England & Wales        Qualifies as a FUCO
    Pipelines Ltd           and operation of gas
                            pipelines in England and
                            Wales

**Powergen CHP Ltd          Development and operation         100%       England & Wales        Powergen Order, Interstate
                            of cogeneration plant in                                            Energy Corporation;
                            U.K.; Holding and financing                                         Qualifies as a FUCO;
                            company for Powergen                                                Rule 58(b)(2)(vi); or
                            Cogeneration Ltd, which                                             Rule 58(b)(2)(viii)
                            company operates
                            cogeneration plant in U.K.
                            (qualifies as a FUCO), and
                            a JV partner in
                            Biogeneration Ltd, which
                            operates a biomass plant in
                            U.K. (qualifies as a FUCO)

***Powergen Cogeneration    Operates cogeneration plant       100%       England & Wales        Qualifies as a FUCO;
   Ltd                      in U.K.                                                             Rule 58(b)(2)(vi); or
                                                                                                Rule 58(b)(2)(viii)

***Biogeneration Ltd        Operates biomass plant in          50%       England & Wales        Qualifies as a FUCO or
                            U.K.                                                                Rule 58(b)(2)(vi)

**Powergen Energy Trading   Energy trading in Europe          100%       England & Wales        Rule 58(b)(2)(v)
  Ltd

**Powergen Investments Ltd  A JV partner and finance          100%       England & Wales        Powergen Order, Interstate
                            company for Powergen                                                Energy Corporation
                            Renewables Holdings Ltd,
                            which is a holding and
                            finance company for
                            Powergen Renewables Ltd,
                            which company qualifies as
                            a FUCO, and for Powergen
                            Renewables Developments
                            Ltd, Powergen Renewables
                            Offshore Wind Ltd and
                            Powergen Renewables Ireland
                            Ltd, which company develops
                            windfarms in Ireland.

***Powergen Renewables      Holding and finance company        50%       England & Wales        Powergen Order, Interstate
   Holdings Ltd             for Powergen Renewables                                             Energy Corporation
                            Ltd, which operates 9
                            windfarms and qualifies as
                            a FUCO


                                                                  6


****Powergen Renewables     Operates 9 windfarms in U.K.       50%       England & Wales        Qualifies as a FUCO or
    Ltd                                                                                         Rule 58(b)(2)(vi)

*****Yorkshire Windpower    Operates 2 windfarms in U.K.       25%       England & Wales        Qualifies as a FUCO or
     Ltd                                                                                        Rule 58(b)(2)(vi)

*****TPG Wind Ltd           Operates 1 windfarm in U.K.        25%       England & Wales        Qualifies as a FUCO or
                                                                                                Rule 58(b)(2)(vi)
*****Windy Hills Ltd        [Dormant]                          50%       Northern Ireland       N/A--Dormant

****Powergen                Develops windfarms in U.K.;        50%       England & Wales        Rule 58(b)(2)(vi)
    Renewables Developments Holding company for Blyth
    Ltd                     Offshore Wind Ltd, which
                            company qualifies as a Rule
                            58(b)(2)(vi) company
*****Blyth Offshore Wind    Developing an offshore            16.5%      England & Wales        Rule 58(b)(2)(vi)
     Ltd                    windfarm

****Powergen                [Not trading]                      50%       England & Wales        N/A - Not trading
    Renewables Offshore
    Wind Ltd

****Powergen Renewables     Develops windfarms in              50%       Ireland                Rule 58(b)(2)(vi)
    Ireland Ltd             Ireland; JV partner company
                            for Tursillagh Windfarm
                            Ltd, which company
                            qualifies as a Rule
                            58(b)(2)(vi) company

*****Tursillagh Windfarm    Develops windfarms in              25%       Ireland                Rule 58(b)(2)(vi)
     Ltd                    Ireland

**Cottam Development        Turbine testing/operation          50%       England & Wales        Rule 58(b)(2)(vi)
  Centre Ltd                in U.K.

**Powergen Retail Ltd       Retail supply of                  100%       England & Wales        Qualifies as a FUCO
  (f/k/a Powergen Retail    electricity and gas outside
  Gas Ltd.)                 the U.S.

***EME Industrial           Holds Licenses in U.K on          100%       England & Wales        Rule 58(b)(2)(i)
   Shipping Ltd             behalf of Powergen

**Powergen Gas Ltd          Gas pipeline transportation       100%       England & Wales        Rule 58(b)(2)(i)
                            and operation in U.K.

**Gen Net. Com Ltd          Internet services provider        100%       England & Wales        Qualifies as an ETC

**Powergen Systems and      Information technology            100%       England & Wales        Qualifies as an ETC
  Services Ltd              services company


                                                                  7


**Powergen Finance Ltd      Finance company for               100%       England & Wales        Powergen Order, Interstate
                            Powergen UK Ltd, a holding                                          Energy Corporation
                            and financing company over
                            numerous subsidiaries,
                            listed below, including
                            companies qualifying as
                            FUCOs

**Ergon Finance Ltd         Finance company for               100%       England & Wales        Powergen Order, Interstate
                            Powergen UK Ltd, a holding                                          Energy Corporation
                            and financing company over
                            numerous subsidiaries,
                            listed below, including
                            companies qualifying as
                            FUCOs

**Powergen Energy           Energy management company         100%       England & Wales        Powergen Order, Interstate
  Solutions Ltd             in U.K. and holding company                                         Energy Corporation;
                            for Delcomm Ltd, a dormant                                          Rule 58(b)(2)(i); or
                            company                                                             Rule 58(b)(2)(vii)

***Delcomm Ltd              [Dormant]                         100%       England & Wales        N/A--Dormant

**Diamond Power             Provides bidding and              100%       England & Wales        Qualifies as a FUCO
  Generation Limited        settlement services on
                            behalf of Powergen in
                            respect to Connah's Quay
                            power station

**Garnedd Power Co Ltd      Hydro electric plant in            (3)       England & Wales        Qualifies as a FUCO
                            Wales

**Hams Hall Management Co   Property management company       61.2%      England & Wales        Powergen Order, See also, New
  Ltd                                                                                             Century Energies, Inc., HCAR
                                                                                                No. 26748 (Aug. 1, 1997)
                                                                                                (authorized retention of 1480
                                                                                                Welton, Inc., a dedicated real
                                                                                                estate subsidiary); American Gas
                                                                                                and Electric Co., HCAR No. 6333
                                                                                                (Dec. 28, 1945) (authorized
                                                                                                retention of Franklin Real
                                                                                                Estate Co., a real estate
                                                                                                subsidiary)


                                                                  8


**Powergen Projects         Project management of major       100%       England & Wales        Powergen Order, Interstate
  Consultancy Ltd           construction projects in                                            Energy Corporation;
                            power generation                                                    Rule 58(b)(2)(i); or
                                                                                                Rule 58(b)(2)(vii)

**Powergen Trading Ltd (a)  Agent for UK Trading              100%       England & Wales        Rule 58 (b) (2)(v)
                            activities on behalf of
                            Powergen

**Ergon Insurance Ltd       Captive insurance company         100%       Isle of Man (UK)       Powergen Order, Columbia Gas
                                                                                                System, Inc., HCAR No. 26596
                                                                                                (Oct. 25, 1996)(authorizing
                                                                                                acquisition of captive insurance
                                                                                                company)

**Powergen International    Holding and financing             100%       England & Wales        Powergen Order, Interstate
  Limited                   company for Powergen`s                                              Energy Corporation
                            international investments
                            outside the UK and the US.
                            The company holds interests
                            in the following companies
                            described below: Powergen
                            Overseas Holdings Limited,
                            Visioncash, Ergon Overseas
                            Holdings Ltd, Inputrapid
                            Ltd, Ergon Energy Ltd,
                            Powergen Serang Ltd; and
                            North Queensland Power Ltd.

***Powergen Overseas        Holding and finance company       100%       England & Wales        Powergen Order, Interstate
   Holdings Limited         for Ergon Generation                                                Energy Corporation
                            (Malaysia) Sdn Bhd

****Ergon Generation        [a dormant company in the         100%       Malaysia               N/A - Dormant
    (Malaysia) Sdn Bhd      process of liquidation]

***Visioncash               Finance company for               100%       England & Wales        Powergen Order, Interstate
   (unlimited company       Powergen Holdings BV                                                Energy Corporation
   having share capital)

***Ergon Overseas           Holding and finance company       100%       England & Wales        Powergen Order, Interstate
   Holdings Ltd             for Powergen Holdings BV                                            Energy Corporation

****Ergon Luxembourg        Partner in Powergen Ergon         100%       Luxembourg             Interstate Energy Corporation
    Sarl(a)                 Luxembourg Finance
                            Partnership (see below)


                                                                  9


****Ergon Luxembourg        Partner in Powergen Ergon         100%       Luxembourg             Interstate Energy Corporation
    Finance Sarl(a)         Luxembourg Finance
                            Partnership (see below)

***Inputrapid Ltd           Serves as finance company         100%       England & Wales        Powergen Order, Interstate
                            for Powergen Holdings BV                                            Energy Corporation

****Powergen Holdings BV    Holding and finance company       100%       Netherlands            Powergen Order, Interstate
                            in relation to Powergen`s                    (seat of management    Energy Corporation
                            investments outside the UK                   in Luxembourg)
                            and the US, including
                            companies qualifying as
                            FUCOs

*****Powergen Ergon         Finance company for               100%       Luxembourg             Interstate Energy Corporation
     Luxembourg Finance      Powergen Holdings BV
     Partnership(a)

*****PT Powergen Jawa       Operator of Paiton station        100%       Indonesia              Qualifies as a FUCO
     Timur

*****CLP  Powergen Funding  Finance company for CLP            20%       British Virgin         Interstate Energy Corporation
     Ltd                    Powergen Sdn Bhd                             Islands

*****CLP Powergen Sdn Bhd   Intermediate holding and           20%       Malaysia               Interstate Energy Corporation
                            finance company in relation
                            to power generation
                            projects in Asia Pacific
                            and Australia

******CLP Power             Intermediate holding               20%       Netherlands            Powergen Order, Interstate
      Projects (Yallourn)   company for Yallourn Energy                                         Energy Corporation
      Holdings BV           PTY, which owns the
                            Yallourn station (qualifies
                            as a FUCO)

*******CLP Power            Intermediate holding               20%       Netherlands            Powergen Order, Interstate
       Projects (Yallourn)  company for Yallourn Energy                                         Energy Corporation
       BV                   PTY, which owns the
                            Yallourn station (qualifies
                            as a FUCO)

********CLP Power           Intermediate holding and           20%       Australia              Powergen Order, Interstate
        Projects (Yallourn) finance company for                                                 Energy Corporation
        PTY Ltd             Auspower PTY Ltd.

*********Auspower PTY Ltd   Holding company for Mezzco         20%       Australia              Powergen Order, Interstate
                            PTY Ltd and for Yallourn                                            Energy Corporation
                            Energy PTY Ltd

**********Mezzco PTY Ltd    Financing partnership for          20%       Australia              Powergen Order, Interstate
                            Yallourn Energy PTY Ltd                                             Energy Corporation
                            (qualifies as a FUCO)

**********Yallourn Energy   Owner of Yallourn power            20%       Australia              Qualifies as a FUCO
          PTY Ltd           station which station
                            qualifies as a FUCO


                                                                  10


*****Powergen India         Intermediate holding and          100%       India                  Interstate Energy Corporation
     Private Ltd            finance company for Gujarat
                            Powergen Energy Corporation.

******Gujarat Powergen      Owner of Pagathan                  88%       India                  Qualifies as a FUCO
      Energy Corporation    electricity generation
                            plant (qualifies as a FUCO)

*****PT Power Jawa Barat    Developer of Serang project        40%       Indonesia              Interstate Energy Corporation or
                                                                                                Rule 58(b)(2)(vii)

*****BLCP Power Limited     Developer of Map Ta Phut           35%       Thailand               Interstate Energy Corporation or
                            project                                                             Rule 58(b)(2)(vii)

*****Powergen (Malaysia)    Previously the Regional           100%       Malaysia               Powergen Order, Interstate
     Sdn Bhd                headquarters of Powergen                                            Energy Corporation (authorizing
                            for companies qualifying as                                         intermediate subsidiaries to
                            FUCOs; now in liquidation                                           provide management,
                                                                                                administrative, project
                                                                                                development and operating
                                                                                                services to certain nonutility
                                                                                                subsidiaries, including FUCOs)

*****Powergen       Brasil  [Dormant] (to be liquidated)      100%       Brasil                 N/A--Dormant
     Limitada

*****Csepel Holdings BV     [Dormant]                         100%       Netherlands            N/A--Dormant

***Ergon Energy Ltd         Holding and finance company       100%       England & Wales        Powergen Order, Interstate
                            for PT Jawa Power                                                   Energy Corporation

****PT Jawa Power           Owner of Paiton station,           35%       Indonesia              Qualifies as a FUCO
                            which station qualifies as
                            a FUCO

***Powergen Serang Ltd      [Dormant]                         100%       England & Wales        N/A--Dormant

***North Queensland Power   [Dormant]                          40%       England & Wales        N/A--Dormant
   Ltd


                                                                  11


**Powergen Australia        Partner representing              100%       England & Wales        Powergen Order, Interstate
  Investments Ltd           Powergen in Yallourn                                                Energy Corporation
                            Investments, A Limited
                            Partnership (LLP), a
                            financing partnership for
                            Yallourn power station,
                            which station qualifies as
                            a FUCO and holding company
                            for Instco PTY Ltd.

**LLPCo Holdings Ltd        Holding and finance company       100%       Australia              Powergen Order, Interstate
                            for LLPCo PTY Ltd, manager                                          Energy Corporation
                            of Yallourn Investments, A
                            Limited Partnership (LLP),
                            a financing partnership in
                            connection with the
                            Yallourn power station.

***LLPCo PTY Ltd            Manages Yallourn                  100%       Australia              Powergen Order, Interstate
                            Investments, A Limited                                              Energy Corporation
                            Partnership (LLP), a
                            financing partnership for
                            the Yallourn station, which
                            qualifies as a FUCO

***Instco PTY Ltd           Partner representing              100%       Australia              Powergen Order, Interstate
                            Powergen in Yallourn                                                Energy Corporation
                            Investments, A Limited
                            Partnership

****Yallourn                Financing partnership for         100%       Australia              Powergen Order, Interstate
    Investments, A Limited  Yallourn station, which                                             Energy Corporation
    Partnership (LLP)       station qualifies as a FUCO

****Meerco PTY Ltd          Finance company for               100%       Australia              Powergen Order, Interstate
                            Yallourn station, which                                             Energy Corporation
                            station qualifies as a FUCO

**DR Group Holdings         Intermediate holding and          100%       England & Wales        Powergen Order, Interstate
  (unlimited company        finance company for Corby                                           Energy Corporation
  having share capital)     Power Ltd.

***DR Corby Limited         Intermediate holding and          100%       England & Wales        Powergen Order, Interstate
                            finance company for Corby                                           Energy Corporation
                            Power Ltd.


                                                                  12


****East Midlands           Holding and finance company       100%       England & Wales        Powergen Order, Interstate
    Electricity Generation  for Corby Power Ltd, which                                          Energy Corporation
    (Corby) Ltd             company qualifies as a FUCO

*****Corby Power Ltd        Operator of Corby power            50%       England & Wales        Qualifies as a FUCO
                            station

**Ergon Nominees Ltd        Holding company for Kinesis       100%       England & Wales        Powergen Order, Interstate
                            Resource Management Ltd, a                                          Energy Corporation
                            dormant company, and
                            Electricity Ltd, a dormant
                            company

***Electricity Ltd          [Dormant]                         100%       England & Wales        N/A--Dormant

***Kinesis Resource         [Dormant]                         100%       England & Wales        N/A--Dormant
   Management Limited

***Powergen Retail Gas      [Dormant]                         100%       England & Wales        N/A - Dormant
   Ltd (f/k/a Powergen
   Retail Ltd)

**Central England           [Dormant]                         100%       England & Wales        N/A--Dormant
  Networks Ltd

**Hurricaneseye Ltd         [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

**Ergon Pensions Trustee    Pension scheme trustee            100%       England & Wales        Powergen Order, The National
  Ltd                                                                                           Grid Group plc, HCAR No. 27154
                                                                                                (Mar. 15, 2000) (retention of
                                                                                                National Grid Group Quest
                                                                                                Trustees Limited, the trustee
                                                                                                company for National Grid's
                                                                                                qualifying employee share
                                                                                                ownership trust)

**Ergon Power Ltd           [Dormant]                         100%       England & Wales        Powergen Order. See also
                                                                                                Interstate Energy Corporation,
                                                                                                HCAR No. 27069 (Aug. 26, 1999)
                                                                                                (authorizing acquisition of
                                                                                                financing subsidiaries and
                                                                                                intermediate (holding company)
                                                                                                subsidiaries for acquiring,
                                                                                                holding and financing certain
                                                                                                nonutility subsidiaries)

**Ergon Properties Ltd      [Dormant]                         100%       England & Wales        N/A--Dormant


                                                                  13


**First Energy (UK) Ltd     [Dormant]                         100%       England & Wales        N/A--Dormant

**Kinesis Resource Ltd      [Dormant]                         100%       England & Wales        N/A--Dormant

**Kinetica Ltd              [Dormant]                         100%       England & Wales        N/A--Dormant

**Lincoln Green Energy      [Dormant]                         100%       England & Wales        N/A--Dormant
  Ltd

**Powerconsult              [Dormant]                         100%       England & Wales        N/A--Dormant
  (unlimited company
  having share capital)

**Powercoal                 [Dormant]                         100%       England & Wales        N/A--Dormant
  (unlimited company
  having share capital)

**Powergas Ltd              [Dormant]                         100%       England & Wales        N/A--Dormant

**Powergen (Kentucky)       Representative office in          100%       England & Wales        Powergen Order, Interstate
  Ltd                       U.K. for Powergen's                                                 Energy (authorizing the
                            interest in LG&E Energy                                             organization of intermediate
                            Corp.                                                               subsidiaries for the purpose of
                                                                                                representing the registered
                                                                                                holding company in a foreign
                                                                                                jurisdiction)

**EME Electricity Ltd       [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

**Powergen Share            Share scheme trustee (i.e.,       100%       England & Wales        The National Grid Group plc,
  Trustees Ltd              trustee for stock awards                                            HCAR No. 27154 (Mar. 15, 2000)
                            plan)                                                               (retention of National Grid
                                                                                                Group Quest Trustees Limited,
                                                                                                the trustee company for National
                                                                                                Grid's qualifying employee share
                                                                                                ownership trust)

**Power Technology Ltd      [Dormant]                         100%       England & Wales        N/A--Dormant


                                                                  14


**Telecentric Solutions     Internet sales services            50%       England & Wales        Qualifies as an "exempt
  Ltd                                                                                             telecommunications company"
                                                                                                ("ETC") pursuant to Section 34
                                                                                                of PUHCA; or Interstate Energy
                                                                                                Corporation (authorizing
                                                                                                subsidiaries to provide services
                                                                                                to certain nonutility
                                                                                                subsidiaries in same holding
                                                                                                company system)
**The Power Generation      [Dormant]                         100%       England & Wales        N/A--Dormant
  Company Ltd

**Wavedriver Ltd            [Not Trading]                     100%       England & Wales        N/A--Not Trading (2)

Table of Notations

(a) Company was formed or has been acquired subsequent to release of the Powergen Order.

* First-tier subsidiary of Powergen plc
** Second-tier
*** Third-tier
**** Fourth-tier
***** Fifth-tier
****** Sixth-tier
*******Seventh-tier
********Eighth-tier

(1) See Powergen plc HCAR 27291 (Dec. 6, 2000) ("Powergen Order") as basis for retention for companies subsequent thereto.
(2) By "Not Trading," it is meant that the company has not been active during the past year but there have been transactions through the books (e.g., to clean the books out).
(3) The total ownership interest held directly or indirectly by Powergen cannot be calculated at this time; however, Powergen concedes that this entity is an indirect "subsidiary" of Powergen for purposes of PUHCA.
(4) This figure represents Powergen plc's approximate ownership interest. The actual figure is less than 33%.

                                                                   Exhibit G-2.3

                       LG&E ENERGY NON-UTILITY BUSINESSES


     In Powergen plc, HCAR No. 27291 (Dec. 6, 2000) ("Powergen Order") the Commission authorized the retention of all of the non-utility businesses listed below, except for certain non-utility business over which the Commission reserved jurisdiction or which where acquired or formed subsequent to the Powergen Order. The vast majority of LG&E Energy's non-utility business are EWGs, FUCOs or QFs and therefore would be exempt from the Act. A registered holding company may acquire and hold an interest in an EWG and a FUCO without the need to apply for or receive approval from the Commission. (S) (S)32 and 33 of the Act. (The Commission retains jurisdiction over certain related transactions with prior entities.) The Commission has also authorized the formation and financing of a number of non-utility subsidiaries of registered holding companies in order to invest in and hold securities of QFs, FUCOs, and EWGs. See, e.g., Interstate Energy Corporation, Holding Co. Act Release No. 27069 (Aug. 26, 1999) (authorizing intermediate subsidiaries for holding EWGs, FUCOs, subsidiaries whose securities are acquired under Rule 58, and ETCs); Entergy Corporation, Holding Co. Act Release No. 27039 (June 22, 1999) (authorizing development activities, providing management services to associate EWGs and FUCOs, and providing consulting and O&M services).

     A registered holding company may acquire "energy-related companies" meeting the Rule 58 safe harbor conditions without the need for Commission approval. 17 C.F.R. (S) 250.58 (1999); Exemption of Acquisition by Registered Public-Utility Holding Companies of Non-Utility Companies Engaged in Certain Energy-Related Activities, Holding Co. Act Release No. 26667 (Feb. 14, 1997). Under Rule 58, an energy-related company is a company that derives or will derive substantially all of its revenues (exclusive of revenues from temporary investments) from one of the twelve businesses described in the Rule and from such other activities and investments as the Commission may approve under Section 10. Rule 58 lists the ownership of QFs as an energy-related activity under Rule 58(b)(1)(viii). Almost all of LG&E's non-utility businesses that are not EWGs or FUCOs would be energy-related companies under the Commission's Rule 58 or prior Commission precedent.

     Section 11(b)(1) of the Act authorizes subsidiaries to engage in businesses that are reasonably incidental or economically necessary or appropriate to the operations of a public utility system. The Commission has interpreted these provisions in light of the statutory policy to achieve "economy of management" and "the integration and coordination of related operating entities". See
Section 1(b)(4) of the Act. The Commission has previously applied this standard in authorizing the retention of affiliated businesses. See In re Matter of General Public Utilities Corporation 32 S.E.C. 807 (1951); New Century Energies, Holding Co. Act Release No. 26748 (Aug. 1, 1997).

     The non-utility subsidiary companies are further described below. All of the following subsidiaries are 100% owned, except where noted. The Applicants request that the Commission reserve jurisdiction over each company indicated with an asterisk(*). None of the financing subsidiaries of LG&E Energy provide financing to non-associate companies.

                                                NON-UTILITY SUBSIDIARIES OF
                                                     LG&E ENERGY CORP.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------
LG&E Capital Corp.                    Holding Company for non-utility    Kentucky                Prior Commission
                                      investments                                                precedent - Interstate
                                                                                                 Energy Corporation,
                                                                                                 Holding Co. Act Release
                                                                                                 No. 27069 (Aug. 26, 1999)

LG&E Energy Marketing Inc.            Power marketing                    Oklahoma/1              Rule 58(b)(1)(v)

LG&E Energy Foundation Inc.           Charitable Contributions           Kentucky                Prior Commission
                                                                                                 precedent - WPL Holdings,
                                                                                                 Inc., Holding Co. Act
                                                                                                 Release No. 26856 (April
                                                                                                 14, 1998)

LG&E Energy Services Inc.             Service Company                    Kentucky                Powergen Order

LG&E Energy Settlements Inc.          Inactive                           Kentucky                Inactive

--------------------------
     1/ Alabama; Alberta, Canada; Arizona; Arkansas; British Columbia;
California; Connecticut; Colorado; Delaware; Washington, D.C.; Florida; Georgia;
Idaho; Indiana; Illinois; Iowa; Kansas; Kentucky; Louisiana; Maine; Maryland;
Massachusetts; Michigan, Minnesota; Mississippi; Missouri; Montana; Nebraska;
Nevada; New Hampshire; New Jersey; New Mexico; New York; North Carolina; North
Dakota; Ohio; Oklahoma; Oregon; Pennsylvania; South Carolina; Tennessee; Texas;
Utah; Vermont; Virginia; Washington; West Virginia; Wisconsin and Wyoming.

                                                             2


                                         SUBSIDIARIES OF KENTUCKY UTILITIES COMPANY

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Lexington Utilities Company           Inactive                           Kentucky                Inactive
KU Receivables LLC                    Formed as a financing subsidiary   Delaware and Kentucky   Powergen Order
                                      to acquire receivables generated
                                      by KU in connection with KU's
                                      receivables program

                                    SUBSIDIARIES OF LOUISVILLE GAS AND ELECTRIC COMPANY

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Receivables LLC                  Formed as a financing subsidiary   Delaware and Kentucky   Powergen Order
                                      to acquire receivables generated
                                      by LG&E in connection with
                                      LG&E's receivables program

                                                             3


                                             SUBSIDIARIES OF LG&E CAPITAL CORP.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Credit Corp.                     Offers consumer lending programs   Kentucky                Prior Commission
                                      for energy efficient products in                           precedent - Central and
                                      the Louisville metropolitan area                           Southwest Corp., Holding
                                                                                                 Co. Act Release No. 26910
                                                                                                 (Sept. 24, 1997)

LNGCL Inc.                            Inactive (Indirectly held former   Delaware (not in good   Inactive
                                      interest in Natural Gas            standing)
                                      Clearinghouse)

LNGCG Inc.                            Inactive (Indirectly held former   Delaware (not in good   Inactive
                                      interest in Natural Gas            standing)
                                      Clearinghouse)

LG&E Home Services Inc.               Appliance repair and warranty      Kentucky                Rule 58(b)(1)(iv)

LG&E Enertech Inc.                    Engineering, energy management     Indiana, Kentucky,      Rule 58(b)(1)(i), (vii)
                                      and consulting services            New Jersey, Ohio,
                                                                         Pennsylvania and
                                                                         Tennessee

LG&E Energy Privatization Services    Formed to submit bid to Ft. Knox   Kentucky                Rule 58(b)(1)(vii)
Inc. (formerly LG&E Energy            and Ft. Campbell system
Services, Inc.)                       Privatization Projects

LG&E International Inc.               Management and holding  Company    Delaware and Kentucky   Prior Commission
                                      for international energy project                           precedent - Interstate
                                      Investments and Operations                                 Energy, supra.


                                                             4


                                             SUBSIDIARIES OF LG&E CAPITAL CORP.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

WKE Corp.                             Serves as the holding company      Kentucky                Prior Commission
                                      for EWGs that are parties to the                           precedent - Interstate
                                      lease and related transactions                             Energy, supra.
                                      with Big Rivers Electric
                                      Corporation, other than LG&E
                                      Energy Marketing Inc.

LG&E Power Inc.                       Management and holding company     Delaware, California,   Prior Commission
                                      for QFs and EWGs                   Texas, Kentucky and     Precedent - Interstate
                                                                         Virginia                Energy, supra.

FSF Minerals Inc.                     Owns Pittsburgh and Midway coal    Kentucky                Rule 58(b)(1)(ix)-(x)
                                      reserves near Henderson,
                                      Kentucky as a potential fuel
                                      source of coal fuel for WKE

LG&E Power Monroe LLC                 Lease and combustion turbine       Delaware                EWG
                                      purchase in Monroe, Georgia
                                      (owned 99% by American Power
                                      Incorporated and 1% by LG&E
                                      Power Inc.)

CRC - Evans International, Inc.*      Formed for acquisition of CRC      Delaware and Texas      Prior Commission
                                      Holdings Corp.                                             precedent - Entergy
                                                                                                 Corporation, Holding Co.
                                                                                                 Act Release No. 27039
                                                                                                 (June 22, 1999)

LG&E Capital Trimble County LLC       Lease and combustion turbine       Delaware                Prior Commission
                                      purchase in Trimble Co, Kentucky                           precedent -Powergen Order


                                                             5



                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

KUCC Paris Corporation                Holds a 15% limited Partnership    Kentucky                Prior Commission
                                      interest in Tenaska III                                    precedent - Interstate
                                      Partners, Ltd., which owns 40%                             Energy, supra.
                                      of Tenaska III Texas Partners, a
                                      QF

KUCC Frederickson Corporation         Owns 10% of Tenaska Washington     Texas                   Inactive
                                      Partners, II, L.P.

KUCC Ferndale Corporation             Holds limited Partnership          Kentucky                Prior Commission
                                      Interests in QFs                                           Precedent - Interstate
                                                                                                 Energy, supra.

KUCC Portland 34 Corporation          Holds 21% interest in Portland     Kentucky                Inactive
                                      34, L.P. and serves as its
                                      general partner

Portland 34 LTD Corporation           Former lessor Regarding            Kentucky                Inactive
                                      combustion turbine (Holds 79%
                                      limited partnership interests in
                                      Portland 34, L.P.)

KUCC Development Corporation          Former development company         Kentucky                Inactive

KU Solutions Corporation              Energy marketing and services      Kentucky                Rule 58(b)(1)(v)
                                      corporation

KUCC Grimes Corporation               Intermediate holding company for   Delaware                Inactive
                                      developing EWG project in
                                      Grimes, TX.



                                                             6


                                                 SUBSIDIARIES OF WKE CORP.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

WKE Station Two Inc.                  Operates the Station Two           Kentucky                No action letter
                                      Generating facility that is
                                      Owned by the City of Henderson,
                                      KY under an Agreement with the
                                      City and Big Rivers Electric
                                      Corporation

Western Kentucky Energy Corp.         Leases the generating Facilities   Kentucky                EWG
                                      that are owned by Big Rivers
                                      Electric Corporation, and sells
                                      the output of those facilities
                                      to LG&E Energy Marketing Inc.
                                      And, potentially, other
                                      affiliates and third-parties

WKE Facilities Corp.                  Inactive                           Kentucky                Inactive
(a subsidiary of Western Kentucky
Energy Corp.)
 LCC LLC                              Owns options on mineral Rights     Kentucky                 Rule 58(b)(1)(ix)
                                      in Western Kentucky as Potential
                                      future source of Coal fuel for
                                      WKE

FCD LLC                               Owns options or actual riparian    Kentucky                Rule 58 (b)(1)(ix)
                                      rights relating to
                                      transportation of coal fuel For
                                      WKE

Excalibur Development LLC             Inactive                           Kentucky                Inactive


                                                             7



                                          SUBSIDIARIES OF LG&E INTERNATIONAL INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Power Services LLC               Power facilities management and    California, Maine,      Rule 58(b)(1)(vii) and
                                      operation                          New York,               prior Commission
                                                                         Pennsylvania,           precedent - Entergy,
                                                                         Virginia, Minnesota,    supra.
                                                                         Ohio, Kentucky and
                                                                         Texas

LG&E Mendoza Services Inc.            Inactive (originally formed to     Cayman Island           Inactive
                                      hold investment in foreign power
                                      facilities)

LG&E Power Venezuela  I, Inc.         Inactive (Originally formed To     Cayman Islands          Inactive
                                      hold investment in foreign power
                                      facilities)

LG&E Power Spain Inc.                 Management and holding company     Delaware                Prior Commission
                                      for energy project in Spain                                Precedent - Interstate
                                                                                                 Energy, supra.

LG&E Power Argentina I, Inc.          Inactive                           Delaware                Inactive

LG&E Power Argentina II Inc.          Owner of 45.9% combined equity     Delaware                Prior Commission
                                      interest in Distribuidora de Gas                           Precedent - Interstate
                                      del Centro S.A., a FUCO                                    Energy, supra.

LG&E Power Argentina III LLC.         Owner of 14.4% combined equity     Delaware                Prior Commission
                                      interest in Distribuidora de Gas                           Precedent - Interstate
                                      Cuyana S.A., a FUCO                                        Energy, supra.

LG&E Power Australia I Inc.           Inactive                           Delaware                Inactive


                                                             8


                                          SUBSIDIARIES OF LG&E INTERNATIONAL INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Centro S.A.                      Receives consulting revenues and   Argentina               Prior Commission
                                      pays management expenses related                           Precedent - Interstate
                                      to Distribuidora de Gas del                                Energy, supra and Entergy
                                      Centro S.A. (10% Owned                                     Corporation, supra.
                                      indirectly through LG&E Power
                                      Argentina II Inc.); Holding
                                      company for FUCO
LG&E Power Spain LLC                  Inactive                           Kentucky                Inactive

LG&E Power Finance Inc.               Special purpose financing          Delaware                Prior Commission
                                      subsidiary formed to purchase                              Precedent - Interstate
                                      and re-sell certain subordinated                           Energy, supra.
                                      indebtedness collection rights
                                      as a part of a settlement of
                                      claims between KW Tarifa, S.A.
                                      (a FUCO and Spanish corporation
                                      owned 45.9% by LG&E Power Spain
                                      Inc.)

Inversora de Gas del Centro S.A.      Owner of 51% equity interest in    Argentina               Prior Commission
                                      Distribuidora de Gas de Centro                             Precedent - Interstate
                                      S.A., a FUCO (75% ownership)                               Energy, supra.


                                                             9


                                              SUBSIDIARIES OF LG&E POWER INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Power Engineers and              Inactive                           California, New York    Inactive
Constructors Inc.                                                        and Pennsylvania
LG&E Power Operations Inc.            Intermediate holding company for   California,             Rule 58(b)(1)(vii) and
                                      QFs; power project ownership,      Minnesota, New York,    prior Commission
                                      management and development         North Carolina, Texas   precedent - Interstate
                                                                         and Virginia            Energy, supra.

LG&E Power Development Inc.           Development of QFs and EWGs        California, Georgia     Prior Commission
                                                                         and Texas               precedent - Interstate
                                                                                                 Energy, supra.

American Power, Incorporated          Owner of 99% interest in LG&E      California              Prior Commission
                                      Power Monroe, LLC, an EMG                                  precedent - Interstate
                                                                                                 Energy, supra.

LG&E Crown Inc.                       Owner of investment in gas         Delaware                Rule 58(b)(2)(i) and
                                      gathering, processing and                                  prior Commission
                                      storage facilities                                         precedent - Interstate
                                                                                                 Energy, supra.

LG&E Minor Facilities Inc .           Owner of investment in gas         Delaware                Rule 98(h)(2)(i) and
                                      gathering, processing and                                  prior Commission
                                      storage facilities                                         precedent - Interstate
                                                                                                 Energy, supra.

Power Tex Parent Inc.                 Owner of investment in gas         Delaware                Rule 58(b)(2)(i) and
                                      gathering, processing and                                  prior Commission
                                      storage facilities                                         precedent - Interstate
                                                                                                 Energy, supra.

Llano Gathering Inc.                  Owner of investment in gas         New Mexico              Rule 58(b)(2)(i) and
                                      gathering, processing and                                  prior Commission
                                      storage facilities                                         precedent - Interstate
                                                                                                 Energy, supra.


                                                             10


                                              SUBSIDIARIES OF LG&E POWER INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Llano Storage Inc.                    Owner of investment in gas          New Mexico             Rule 58(b)(2)(i) and
                                      gathering, processing and                                  prior Commission
                                      storage facilities                                         precedent - Interstate
                                                                                                 Energy, supra.

Ultrasystems Construction Co., Inc.   Inactive (Originally formed to     California              Inactive
                                      construct power and related
                                      facilities)
HD Energy Corporation                 Inactive                           Delaware                Inactive

Hadson Financial Corporation          Inactive, former management        Delaware and Texas      Inactive
                                      company

LG&E Power Gregory I, Inc .           Formed to hold interests in        New Mexico              Prior Commission
                                      Gregory Power Partners L.P.,                               precedent - Interstate
                                      which will be a QF                                         Energy, supra.

LG&E Power Gregory II Inc .           Formed to hold interests in        Delaware                Prior Commission
                                      Gregory Partners LLC, which will                           precedent - Interstate
                                      be a QF                                                    Energy, supra.

LG&E Power Gregory III Inc .          Formed to hold interests in        Delaware                Prior Commission
                                      Gregory Partners LLC, which will                           precedent - Interstate
                                      be a QF                                                    Energy, supra.

LG&E Power Gregory IV Inc .           Formed to hold interests in        Delaware and Texas      Prior Commission
                                      Gregory Power Partners L.P.,                               precedent - Interstate
                                      which will be a QF                                         Energy, supra.

Ultrasystems Small Power,             Inactive                           California (not in      Inactive
Incorporated                                                             good standing)

LG&E Natural Industrial Marketing     Natural gas marketing and          Colorado, New Mexico    Rule 58(b)(1) (v) and (ix)
Co.                                   transmission                       and Texas

Hadson Fuels, Inc.                    Inactive                           Oklahoma and Texas      Inactive


                                                             11


                                              SUBSIDIARIES OF LG&E POWER INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Natural Canada Inc.              Inactive                           Canada: Alberta,        Inactive
                                                                         British Columbia,
                                                                         Manitoba, Ontario,
                                                                         Saskatchewan, Quebec
LG&E Fuels Services Inc.              Formed for alternative fuels       Delaware                Rule 98(b)(1)(iv) or (ix)
                                      investments

LG&E Power Tiger Creek LLC            Formed for possible development    Delaware                Inactive
                                      project act


                                          SUBSIDIARIES OF KUCC GRIMES CORPORATION

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority

KUCC Grimes GP Corporation            Intermediate holding company       Delaware                Prior Commission
                                      formed in conjunction with EWG                             precedent - Interstate
                                      project in Grimes, TX.                                     Energy, supra.

KUCC Grimes LP Corporation            Intermediate holding company       Delaware                Prior Commission
                                      formed in conjunction with EMG                             precedent - Interstate
                                      project met in Grimes, TX.                                 Energy, supra.


                                                             12


                                       SUBSIDIARIES OF CRC-EVANS INTERNATIONAL, INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

CRC-Evans Pipeline International,     Primary operating company of       Delaware                Rule 58(b)(2)
Inc. *                                CRC-Evans companies providing
                                      specialized equipment and
                                      services for pipeline
                                      Construction
CRC-Evans B.V.*                       International sales office         The Netherlands         Rule 58(b)(2)

CRC-Evans Canada LTD.*                Company for Canada operations      Alberta, Canada         Rule 58(b)(2)

PIH Holdings LTD. *                   Holding company for operations     United Kingdom          Rule 58(b)(2)
                                      in Europe and the Middle East

CRC-Evans Weighting Systems Inc.      Manufactures, concrete weights     Oklahoma/2              Rule 58(b)(2)(ii)
(f/k/a CRC-Key, Inc.)*                for pipeline construction


                                             SUBSIDIARIES OF PIH HOLDINGS LTD.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                              Authorized
Name                                  Description of Business                To Do Business              Authority

Pipeline Induction Heat Ltd. *        Services for pipelines             United Kingdom          Rule 58(b)(2)


--------------------------
     2/ Also North Dakota, Vermont, New Mexico, Mississippi, New Hampshire,
Iowa, Utah, Tennessee, Colorado, Louisiana, Michigan, Maryland, North Carolina,
Illinois, Florida, Georgia, Minnesota, Pennsylvania, New York and Wisconsin.

                                                             13


                                         SUBSIDIARIES OF LG&E POWER OPERATIONS INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

HD/WS Corporation                     Inactive (Molding company for      California and          Inactive
                                      ash disposal activities) (70%      Virginia
                                      owned)

LG&E Power 5 Incorporated             Former owner of investment in      California and Maine    Inactive
                                      power facilities

LG&E Power 6 Incorporated             Former owner of investment in      California, Virginia    Inactive
                                      power facilities                   and Maine

LG&E Power 11 Incorporated            Indirect owner of interest in QF   California and          Prior Commission
                                      in Southampton, Virginia           Virginia                precedent - Interstate
                                                                                                 Energy, supra.

LG&E Southampton Incorporated         Indirect owner of interest in QF   California and          Prior Commission
                                      in Southampton, Virginia           Virginia                precedent - Interstate
                                                                                                 Energy, supra.

LG&E Power 12 Incorporated            Indirect owner of interest in QF   California and          Prior Commission
                                      in Altavista, Virginia             Virginia                precedent - Interstate
                                                                                                 Energy, supra.

LG&E Altavista Incorporated           Indirect owner of interest in QF   California and          Prior Commission
                                      in Altavista, Virginia             Virginia                precedent - Interstate
                                                                                                 Energy, supra.

LG&E Power 13 Incorporated            Indirect owner of interest in QF   California and          Prior Commission
                                      in Hopewell, Virginia              Virginia                precedent - Interstate
                                                                                                 Energy, supra.

LG&E Hopewell Incorporated            Indirect owner of interest in QF   California and          Prior Commission
                                      in Hopewell, Virginia              Virginia                precedent - Interstate
                                                                                                 Energy, supra.

LG&E Power 14 Incorporated            Owner of investment in power       California and          Inactive
                                      facilities (inactive)              Virginia


                                                             14


                                         SUBSIDIARIES OF LG&E POWER OPERATIONS INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Power 16 Incorporated            Indirect owner of interest in QF   California, North       Prior Commission
                                      in Roanoke Valley, North Carolina  Carolina and Virginia   precedent - Interstate
                                                                                                 Energy, supra.

LG&E Power Roanoke Incorporated       Indirect owner of interest in QF   California, North       Prior Commission
                                      in Roanoke Valley, North Carolina  Carolina and Virginia   precedent - Interstate
                                                                                                 Energy, supra.

LG&E Power 18 Incorporated            Owner of investment in power       California and          Inactive
                                      facilities (inactive)              Virginia

LG&E Erie Partner Incorporated        Owner of investment in power       California              Inactive
                                      facilities (inactive)

LG&E Power 21 Incorporated            Indirect owner of interest in      California and          Prior Commission
                                      QF, windmills in California and    Minnesota               precedent - Interstate
                                      Minnesota                                                  Energy, supra.

LG&E Power 21 Wind Incorporated       Indirect owner of interest in      California and          Prior Commission
                                      QF, windmills in California and    Minnesota               precedent - Interstate
                                      Minnesota                                                  Energy, supra.

LG&E Power 22 Incorporated            Owner of investment in power       California              Inactive
                                      facilities (inactive)

LG&E Power 29 Incorporated            Indirect owner of interest in QF   California              Inactive
                                      (inactive)

LG&E Power 31 Incorporated            Indirect owner of interest in QF   California and Texas    Prior Commission
                                      in Salt Flat, Texas                                        precedent - Interstate
                                                                                                 Energy, supra.

LG&E Power 31 Wind Incorporated       Indirect owner of interest in QF   California              Prior Commission
                                      in Salt Flat, Texas                                        precedent - Interstate
                                                                                                 Energy, supra.

                                                             15


                                         SUBSIDIARIES OF LG&E POWER OPERATIONS INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Power 25 Incorporated            Owner of investment in power       Delaware                Inactive
                                      facilities

LG&E Power 26 Incorporated            Owner of investment in power       Delaware                Inactive
                                      facilities


                                        SUBSIDIARIES OF LG&E POWER AUSTRALIA I INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Australia Pty Limited            Inactive                           Australia               Inactive


                                 SUBSIDIARIES OF LG&E POWER ENGINEERS AND CONSTRUCTORS INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority

LG&E Power Constructors Inc.          Former constructor of QFs and      California, New York    Inactive
                                      EWGs                               and Pennsylvania

Ultraclean Incorporated               Inactive                           California (not in      Inactive
                                                                         good standing)


                                                             16


                                           SUBSIDIARIES OF HD ENERGY CORPORATION

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

NuHPI, Inc.                           Inactive                           Delaware                Inactive

Ultrafuels Incorporated               Inactive                           California              Inactive

Ultrafuels 1 Incorporated             Inactive                           California              Inactive


                                                SUBSIDIARIES OF NUHPI, INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Ultrapower Biomass Fuels Corporation  Inactive                           California (not in      Inactive
                                                                         good standing)

Hadson Power Live Oak Incorporated    Inactive                           California              Inactive


                                    SUBSIDIARY OF ULTRASYSTEMS SMALL POWER INCORPORATED

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Ultrasystems Small Power 1,           Inactive                           California              Inactive
Incorporated


                                                             17


                                              SUBSIDIARY OF HADSON FUELS, INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Triple T Services, Inc                Inactive                           Oklahoma                Inactive


                                              JOINT VENTURES OF KU AND/OR LG&E

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Electric Energy Inc.; 20% by KU       An EWG in the business of          Kentucky and Illinois   LG&E Energy Corp.,
                                      selling electricity produced at                            Holding Co. Act Release
                                      its plant in Joppa, Illinois                               No. 26866 (April 30, 1998)

Ohio Valley Electric Corporation;     An electric utility in the         Kentucky and Ohio       LG&E Energy Corp.,
2.5% by KU and 4.9% by LG&E           business of selling electricity                            Holding Co. Act Release
                                      produced at its plant near                                 No. 26866 (April 30, 1998)
                                      Cheshire, Ohio

Indiana-Kentucky Electric Corp/3;     An electric utility in the         Indiana and Ohio        LG&E Energy Corp.,
                                      business of selling electricity                            Holding Co. Act Release
                                      produced at its plant in                                   No. 26866 (April 30, 1998)
                                      Madison, Indiana


--------------------------
     3/ Wholly-owned by OVEC
                                                             18


                                   JOINT VENTURES OF LG&E CAPITAL CORP. AND SUBSIDIARIES

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Tenaska III Partners, Ltd.; 15%       Owns 40% of Tenaska III Texas      Texas                   Prior Commission
                                      Partners, a QF, in Paris, Texas                            precedent Interstate
                                                                                                 Energy, supra.

Tenaska III Texas/4 Partners; 40%     Interest in power generation       Texas                   QF
                                      facilities

Tenaska Washington Partners, II,      Inactive                           Washington              Inactive
L.P. ; 10%

Tenaska Washington Partners, L.P.;    Owns QF facility in Ferndale,      Washington              QF
5%                                    Washington

LG&E Westmoreland Rensselaer; 50%     Former owner of power generation   California              Inactive
g.p. interest                         facilities


                               JOINT VENTURES OF SUBSIDIARIES OF LG&E POWER OPERATIONS, INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Babcock-Ultrapower West Enfield;      Inactive                           California              Inactive
17% g.p. interest

Babcock-Ultrapower Jonesboro; 17%     Inactive                           California              Inactive
g.p. interest

--------------------------
     4/ Owned indirectly through Tenaska III Partners, Ltd.
                                                             19


                               JOINT VENTURES OF SUBSIDIARIES OF LG&E POWER OPERATIONS, INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LG&E Southampton L.P.; 20% g.p.       Former owner of power generation   California and          Inactive
interest                              facilities                         Virginia

LG&E Altavista L.P.; 20% g.p.         Former owner of power generation   California and          Inactive
interest                              facilities                         Virginia

LG&E Hopewell L.P.; 20% g.p.          Former owner of power generation   California and          Inactive
interest                              facilities                         Virginia

LG&E Power 14-Buena Vista; 45% g.p.   Inactive                           California              Inactive
interest

Westmoreland-LG&E Partners; 50%       Owner of interests in Roanoke      Virginia                Prior Commission
g.p. interest                         Valley, North Carolina QFs                                 precedent - Interstate
                                                                                                 Energy, supra.

Erie Power Partners L.P.; 1% g.p.     Inactive Former owner of power     California and          Inactive
interest; 49% l.p. interest .5%       supply contract                    Pennsylvania
g.p. interest

Windpower Partners 1993, L.P.; 0.5%   Owner of windmill farms in         California and          QF
g.p. interest and 49.5% l.p.          Minnesota and California           Minnesota
interest

Windpower Partners 1994, L.P.; .33%   Owner of windmill farm in Salt     California and Texas    EWG
g.p. interest; 24.67% l.p. interest   Flat, Texas
and indirect 0.113% g.p. interest
and 8.22% l.p. interest

LG&E /Kelso Power Partners, L.P.;     Inactive Formed to develop and     California and          Inactive
2% g.p. interest; 49% l.p interest    own power facilities               Virginia

LQC LP, LLC; 33% interest owned by    Intermediate holding company for   Delaware                Prior Commission
LG&E Power 31 L.P.                    QF                                                         precedent - Interstate
                                                                                                 Energy, supra.


                                                             20


                               JOINT VENTURES OF SUBSIDIARIES OF LG&E POWER OPERATIONS, INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

LQ GP, LLC; 33% owned by LG&E Power   Intermediate holding company for   Delaware                Prior Commission
31 Incorporated                       QF                                                         precedent - Interstate
                                                                                                 Energy, supra.
                                         JOINT VENTURES OF LG&E INTERNATIONAL INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

K.W. Tarifa, S.A.; 45.84% capital     Owner of power generation          Spain                   FUCO
stock                                 facilities

Distribuidora de Gas del Centro       Natural gas distribution company   Argentina               FUCO
S.A.; 45.9% combined capital stock
(LG&E International owns 7.65% of
the 45.9% directly)

Distribuidora de Gas Cuyana S.A.;     Natural gas distribution company   Argentina               FUCO
14.4% combined capital stock

Inversora de Gas Cuyana S.A.; 24.0%   Intermediate holding company for   Argentina               Prior Commission
capital stock                         FUCO                                                       precedent - Interstate
                                                                                                 Energy, supra.

Invergas S.A.; 28% capital stock      Owns 51% interest in Gas Natural   Argentina               Prior Commission
                                      BAN S.A., a FUCO                                           precedent - Interstate
                                                                                                 Energy, supra.

Gas Natural S.D.G. Argentina S.A.;    Owns 19% of Gas Natural BAN        Argentina               Prior Commission
28% capital stock                     S.A., a FUCO                                               precedent - Interstate
                                                                                                 Energy, supra.


                                                             21


                                         JOINT VENTURES OF LG&E INTERNATIONAL INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority
----                                  -----------------------                --------------              ---------

Gas Natural BAN S.A.; 19.60%          Natural gas distribution company   Argentina               FUCO
combined capital stock

ServiConfort Argentina S.a.; 28%      Provides incremental services on   Argentina               Print Commission
capital stock                         a non-regulated basis to gas                               precedent . Entergy,
                                      customers of Gas Natural BAN                               supra.
                                      S.A. in Argentina, including
                                      carbon monoxide monitoring of
                                      customers' homes, more modern
                                      and safer natural gas appliances
                                      and a more
                                      environmentally-sensitive
                                      distribution outlet through a
                                      compressed natural gas filling
                                      stains for fueling automobiles.


                                         JOINT VENTURES OF LG&E POWER SERVICES LLC

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority

Maine Power Services; 50% g.p.        Inactive                           California              Inactive
interest


                                                             22


                                        JOINT VENTURE OF LG&E POWER GREGORY II. INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority

Gregory Partners LLC; 50%/5           Owns and developing power          Texas                   Will be QF; Rule
                                      project in Gregory, Texas                                  58(b)(1)(viii)


                                        JOINT VENTURE OF LG&E POWER GREGORY I. INC.

                                                                          Jurisdictions Where
                                                                             Organized and
                                                                               Authorized
Name                                  Description of Business                To Do Business              Authority

Gregory Power Partners L.P./6         Owns and developing power          Texas                   Will be QF; Rule
                                      project in Gregory, Texas                                  58(b)(1)(viii)


--------------------------
     5/ 1% held by LG&E Power Gregory III, Inc. and 49% held by LG&E Power Gregory II, Inc.

     6/ 1% general partnership interest held by LG&E Power Gregory IV Inc. and 49% limited partnership interest held by LG&E Power Gregory I Inc.

                                                             23